Supplement dated May 1, 2019

to the Prospectus dated May 14, 2004 for

MONY Custom Master Variable Annuity

to the Prospectus dated April 30, 2008 for

MONY Variable Annuity

to the Prospectus dated May 4, 2004 for

MONY C Variable Annuity

and to the Prospectus dated May 3, 2004 for

MONY L Variable Annuity

Issued by

MONY Life Insurance Company

MONY Variable Account A

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization (“Reorganization”) to reorganize the Oppenheimer family of funds (“Merging Funds”) into corresponding, newly formed funds in the Invesco family of funds (“Acquiring Funds”), as listed below. After the Reorganization, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Funds. On April 12, 2019, shareholders of record of each Merging Fund approved the Reorganization. The Reorganization will be effective on or about May 24, 2019 (“Merger Date”).

Each Acquiring Fund will have similar investment objectives and comparable fees and expenses as the corresponding Merging Fund.

Merging Funds	Acquiring Funds
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund (Series I)

Prior to the Merger Date, you may transfer any Fund Value that is invested in the Sub-Accounts that invest in the Merging Funds (“Merging Fund Sub-Accounts”) to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Merging Fund Sub-Accounts, you should provide us new allocation instructions prior to the Merger Date. If we do not receive new allocation instructions, your current instructions will be updated to reflect the Sub-Accounts that invest in the Acquiring Funds (“Acquiring Fund Sub-Accounts”) after the Merger Date.

Effective after the close of business on or about May 24, 2019, the following changes will occur:

•                  Any Fund Value allocated to the Merging Fund Sub-Accounts will be automatically transferred into the corresponding Acquiring Fund Sub-Accounts;

•                  Transfers of Fund Value into the Merging Fund Sub-Accounts will no longer be accepted after the Merger Date; and

•                  Program enrollments (Portfolio Rebalancing and automatic withdrawal plans), if applicable, will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund Sub-Accounts, unless you provide us with new allocation instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds. Following the Reorganization, the Acquiring Funds will be available as investment options under your Contract.

This Supplement Should Be Retained with Your Prospectus for Future Reference.